UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21380

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

Donald F. Crumrine Flaherty & Crumrine Incorporated 301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Name and address of agent for service)

registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine/Claymore Total Return Fund:

Fiscal 2012 concluded with positive returns—total return on net asset value1 for the final fiscal quarter2 was +5.8%. Over the full fiscal year, return on NAV was +29.6%. Since the Fund’s inception almost 10 years ago, the average annual return is +7.9%. The table below puts these numbers in context, comparing the Fund to two broad indices, one for equities and one for bonds. In the discussion section below, we dig deeper into performance; hopefully, investors will come away with a clear understanding of the factors underlying the numbers as well as our outlook for the months ahead.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED NOVEMBER 30, 2012

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Life of Fund(1)
Flaherty & Crumrine/Claymore Total Return Fund	5.8%	13.8%	29.6%	22.7%	12.0%	7.9%
Barclays Capital U.S. Aggregate Index(2)	0.5%	2.0%	5.5%	5.7%	6.0%	5.5%
S&P 500 Index(3)	1.3%	9.3%	16.1%	11.2%	1.3%	6.0%

(1)	Since inception on August 29, 2003.
(2)	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

We encourage shareholders with long-term investment horizons to focus on performance on net asset value; we also realize performance based on the market price of Fund shares is important. During the fiscal quarter the return based on income plus change in the Fund’s market price was -2.8%. For the fiscal year, this measure was +22.4%.

On December 10, 2012 the Fund announced it would make a special year-end distribution of $0.085 per share (in addition to the regular December dividend). The special year-end dividend results from the Fund earning slightly more than we anticipated during the past year.

[1]	Following the methodology required by the SEC, total return includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	September 1, 2012—November 30, 2012

At the same time, the Fund announced a small decrease in the monthly distribution to be paid to shareholders. The new rate, $0.136 per share, is 2.5% lower than the previous amount. As readers may recall, we have cautioned that a decline in the dividend was inevitable as some of the higher-yielding securities in the Fund’s portfolio are redeemed and replaced with lower-yielding securities. The relatively small reduction is evidence that so far, we have been able to manage the redemption trend with some success. A more comprehensive discussion about the Fund’s dividends can be found in the section following this letter.

At this time last year, we were writing with a measure of concern over the outlook for financial markets and world economies. Since then, European economies have been mired in recession, and the United States has marched steadfastly toward its own fiscal cliff. Political leaders around the world have yet to deal decisively with their economic problems, but they have made some progress. We also witnessed several natural catastrophes, most notably super storm Sandy.

Despite this ominous backdrop, the market for preferred securities is in fine shape. The financial condition of the U.S. banking industry has improved significantly; in most instances, banks now have more capital and greater transparency than at any time we can recall. Property and casualty insurance companies easily withstood the impact of major catastrophes thanks to disciplined underwriting and conservative capital levels. Even life insurance companies, under pressure from low interest rates, have generally managed to produce consistently good earnings.

Demand for preferred securities is strong as evidenced by a gradual decline in coupon rates on new issues. The pace of issuance has been steady, and the variety of issuers and structures have kept us on our toes. We anticipate issuers will continue to raise new preferred capital for the foreseeable future. Much new issuance has been to replace older and more expensive issues. Conversely, some issuers have redeemed preferred securities without issuing replacements. As a result, the size of the preferred market has shrunk modestly.

It’s not in our nature to be cheerful, so despite a very cheery 2012, we plan to approach the new year as we always do—with healthy levels of vigilance and skepticism. In the section below, we dig deeper into topics mentioned here as well as others important to shareholders. In addition, we encourage you to visit the Fund’s website, www.fcclaymore.com for timely and important information.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

December 31, 2012

DISCUSSION TOPICS

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below reflects performance over both the recent six months and the Fund’s fiscal year of each element comprising total return for the Fund, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates (see the following discussion on status of the Fund’s interest-rate hedging strategy); and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All of the parts are summed to determine total return on NAV.

Components of FLC’s Total Return on NAV

for the Fiscal Year Ended November 30, 2012

		Six Months*	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)		9.7%	20.3%
Return from Interest Rate Hedging Strategy		N/A	N/A
Impact of Leverage (including leverage expense)		4.8%	10.7%
Expenses (excluding leverage expense)		-0.7%	-1.4%
* Actual, not annualized.	Total Return on NAV	13.8%	29.6%

For comparison, the following table displays returns over the same time periods on three indices compiled by Bank of America Merrill Lynch, reflecting various segments of the preferred market. Because the index returns exclude all expenses and the impact of leverage, they compare most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Returns of Bank of America Merrill Lynch Preferred Securities Indices*

for Periods Ended November 30, 2012

	Six Months	One Year
BofA Merrill Lynch 8% Capped DRD Preferred Stock IndexSM	5.7%	12.5%
BofA Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM	4.7%	12.4%
BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM	10.1%	19.4%

*

The Bank of America Merrill Lynch 8% Capped DRD Preferred Stock IndexSM (P8D0) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM (P8HO) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM (C8CT) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

Over the past six-month and one-year time periods, the Fund’s (unleveraged) securities portfolio has either beaten or modestly underperformed each of the three indices shown above.

During fiscal 2012, the Fund’s total return on NAV significantly exceeded the returns on the indices, aided by the Fund’s use of leverage. While leverage can reduce returns during periods of adverse market conditions, during the recent fiscal year the Fund’s use of leverage enhanced both income distributed by the Fund and its total return over the period.

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in its market price. During the twelve month period ending November 30, 2012, total return on market price of Fund shares was +22.4%.

Historically, the preferred securities market has experienced price volatility consistent with those of fixed income securities. However, since mid-2007 it has become clear that preferred security valuations, including both Fund NAV and market price of its shares, can move dramatically when there is volatility in stock prices. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent decline and recovery in both its NAV and market price, during and following the “Great Recession.”

The decline and recovery in their valuations over this period was not unique to preferred securities. Virtually all fixed-income asset classes, excluding U.S. Treasury securities, experienced some volatility during this period. However, both the market price and NAV of the Fund have recovered sufficiently that long-term shareholders have experienced returns consistent with those received prior to 2007.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, the resulting premium or discount of the Fund, calculated as the difference between these two inputs and expressed as a percentage, would remain relatively close to zero. However, as can be seen from the chart on page 5, over the life of the Fund this often has not been the case, and since 2010 the market price of Fund shares has typically traded at a premium to NAV. The Fund began fiscal 2012 with its market price at a modest premium to NAV. By the end of fiscal 2012 this premium had contracted moderately, and, as a result, the total return earned on market price, while still impressive, trailed the total return on NAV shown in the table on page 3.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer over time.

Based on a closing price of $20.14 on December 31st, the current annualized yield on market price of Fund shares (assuming its new current monthly distribution of $0.136 does not change) is 8.10%.

Monthly Distributions to Fund Shareholders

The Fund makes monthly distributions of income to shareholders consistent with its primary objective of providing high current income. The Fund earns its income both by investing its shareholder capital in income-producing securities, such as preferred securities, and employing leverage by borrowing additional money to invest in more income-producing securities.

This use of leverage is important in the Fund’s strategy for producing high current income. Over time, the cost of leverage tends to be lower than the yield on the Fund’s portfolio. The difference between what the Fund earns on its investments and pays on the borrowed money increases income available to common shareholders.

A lot of good things happened in 2012 that added to the success of this strategy and resulted in extra income being available for common shareholders at year end. For calendar year 2012, total distributions to shareholders (including the special distribution in December) were 4.9% higher than the sum of ordinary monthly distributions during the year. Although interest rates across the entire yield curve have declined in recent years, the Fund has held securities with coupons above current market levels. Income the Fund was earning continued to benefit from those higher-coupon securities. At the same time, the Fund’s cost of leverage continued to move lower (1.09% as of this writing), as it is tied to the level of 3-Month LIBOR. We have also had an opportunity over the past couple of years to adjust the terms of the leverage to be more favorable in both cost and flexibility.

We have written over the past year about the impact of changes in the regulatory environment (e.g., Dodd-Frank, Basel III), sustained low levels of interest rates, and the transition in the preferred securities market to more traditional preferred stock (versus trust preferred securities). The Fund has already completed much of the reinvestment related to Dodd-Frank redemptions of bank trust preferreds, with only about 3.5% of the portfolio remaining in bank trust preferreds that are still subject to early redemption. We do expect issuers to continue to refinance higher-coupon securities, even beyond bank trust preferreds, given the low absolute level of interest rates.

In determining the new monthly dividend announced in December, we have looked out over the next year and anticipated necessary reinvestment. We expect that leverage costs will remain low, given our outlook for the economy and guidance from the Federal Reserve. As such, we hope that current monthly dividends can be sustained through the fiscal year, consistent with our belief that shareholders are better served by stable monthly distributions than by distributions that change from month-to-month. As we have cautioned before, however, it is important not to confuse “stable dividend” with “constant dividend.” When it comes to distributions, there is no such thing as “forever.”

The two primary factors that could alter this course are greater-than-expected declines in top-line portfolio income, and increases in the cost of leverage from these historically-low levels. Both are probably inevitable, but we believe they are not likely to happen at exactly the same time and, in both cases, the pace should be gradual. We also believe preferred securities offer attractive total returns currently and that the Fund will continue to offer a competitive distribution rate.

Preferred Market Conditions

Conditions in the market for preferred securities1 are very positive. In our view the market is healthier than any time in recent memory. Slow economic growth in the U.S., uncertainty about the fiscal cliff, and the ongoing debt problems in Europe, have steered more investors to preferred securities. The sector offers some of the highest yields in the fixed income universe, and recently prices have been much less volatile than for common stocks.

Two important trends, refinancing of high cost issues and par redemptions of bank trust preferred securities continue to impact the market. These have been in motion for several years and we have discussed them often in the past.

Briefly, by refinancing, issuers take advantage of the current low interest-rate environment to redeem outstanding preferred securities, replacing them with less expensive new issues. Of course, for investors the impact is a decline in investment income.

The pace of par redemptions of bank trust preferred securities is winding down. Made possible by provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, these redemptions have resulted in a meaningful reduction in the size of the market.

In 2012, we saw $68 billion of preferred securities redeemed2 by issuers (this does not include purchases made by issuers in the open market, a harder number to calculate). Of this amount, $44 billion or 64% is attributable to regulatory change. The balance ($24 billion or 36%) were calls made to remove higher coupon issues and may or may not have been replaced.

[1]	For our purposes, the market is defined to include deeply subordinated debt and preferred stock denominated in US dollars.
[2]	A portion of these were announced in 2012 to be redeemed in 2013.

Investors eagerly bought most new issues throughout the year. A total of $57 billion from 127 issuers was added to the market in 2012. The numbers breakdown as follows:

Bank	31%
Insurance	22%
REIT	20%
Finance	14%
Miscellaneous	5%
Utility	5%
Communications	2%
Energy	1%

Retail	71%
Institutional	29%

Domestic	85%
Foreign	15%

QDI Eligible	45%
Fully Taxable	55%

A vibrant market for new issues helps overall market liquidity, a key barometer of market health. The number of market participants, including market makers and end-users, appears to be growing. We expect the level of activity in preferred markets to remain strong in 2013 to the benefit of almost everyone in the space.

Preferreds’ Performance in Periods of Market Stress

After taking a shellacking during the financial crisis, preferred securities have posted stellar returns over the past three years, pushing yields on most new issues down to a 5-6% range. What should investors expect going forward?

Investors need to remember that preferred securities have characteristics of both equity and debt securities. In times of economic or financial stress, preferreds’ equity-like characteristics come to the fore. Issuers can defer—or for noncumulative issues, skip—dividends. In addition, prices of preferred securities can drop sharply, reflecting higher probability of issuer default or regulatory seizure during a period of stress. Regulatory changes have made preferred securities more explicitly loss-absorbing and equity-like. In short, investors should expect that in the future preferred securities will absorb losses if and when issuing companies come under significant financial strain. At the same time, preferred securities pay fixed- or floating-rate dividends that do not increase as an issuer’s earnings or capital rise (although they improve prospects that an issuer will make full and timely payment of those dividends). This means that, when held to redemption, investors earn, at most, the dividend yield on that security, plus or minus the difference between the purchase and redemption price of the issue; upside is limited. Of course, active management of preferred securities can add (or subtract) return over time, but when the market is trading near par value, as it is now, dividend yield is the primary driver of prospective returns.

Applying those notions to preferred securities in today’s market, we anticipate “dividend plus a bit” returns over the next year or two. The U.S. economy is growing moderately, inflation is low, and monetary policy is accommodative; interest rates are likely to remain low. Credit quality continues to improve; problem loans are falling, housing is recovering, and household balance sheets are improving. Europe is making tentative progress toward resolving its sovereign debt crisis. Banking regulation is driving higher common equity capital and lower risk. Add it up, and we foresee low risk of a sharp, widespread drop in preferred securities’ prices. Meanwhile, preferred securities’ yields remain attractive relative to other fixed-income alternatives, and there is reason for their prices to move modestly higher. We do not anticipate a repeat of recent double-digit returns, simply because starting yields are lower and the market is no longer trading at a discount to par.

In a low-return world, investors should welcome the yields offered by preferred securities today. But investors need to understand the downside risks presented by preferreds’ equity-like features, even if those risks appear remote for now.

Changes to Fund Industry Concentration Policy

On April 19, 2012 Fund shareholders approved a change in Fund concentration policy so that under normal market conditions it will invest at least 25% of its total assets in the financial sector. Formerly, under normal conditions the Fund invested at least 25% of its total assets in the utilities industry and at least 25% of its total assets in the banking industry. The change was recommended because utility issues now comprise a much smaller part of the preferred universe, and financials a much larger part, than when the Fund was formed.

The new concentration policy requires the Fund to invest, under normal market conditions, at least 25% of its total assets in the financial sector, which for this purpose is comprised of the banking, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and real estate investment trust (REIT) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.

The Fund now has flexibility to go above or below 25% in any one type of company in the financial sector as long as at least 25% of its total assets is invested in the financial sector in aggregate. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financial sector.

Status of the Fund’s Hedging Strategy

The Fund suspended its interest rate hedging program as the financial crisis intensified in the autumn of 2008. There were three principal reasons why the Fund stopped hedging the long-term interest-rate risk of its portfolio. First, the relationship between preferred securities’ prices and Fund hedging instruments (Treasury bond futures, interest rate swaps, or options on both) broke down during the financial crisis, and hedging lost its effectiveness. Second, the cost of hedging rose dramatically, as the yield curve steepened, volatility increased, and options prices rose. Finally, preferred securities became exceptionally cheaper and were likely to offer attractive returns to shareholders even if long-term Treasury yields increased. We believed hedging simply would not work under these market conditions.

Today, the correlation between preferred securities and our hedge instruments has improved, but it remains both weaker and significantly less stable than historic norms. We will continue to evaluate market conditions and the composition of the Fund’s portfolio, and we may reinstate the hedge if we judge that conditions warrant it.

Federal Tax Advantages of 2012 Calendar Year Distributions

In 2012, the Fund passed on a portion of its income to individuals in the form of qualified dividend income, or QDI. Under federal law for 2012, QDI was taxed at a minimum of 0% and a maximum 15% rate instead of an individual’s ordinary income tax rate.

In calendar year 2012, approximately 41.5% of distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 22.6% rate versus the 28% rate which would apply to distributions by a fund containing traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $179.56 in distributions from a fully-taxable bond fund to net the same after-tax amount as the $167.05 distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 16% distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2013’s distributions may not be the same (or even similar) to 2012. In addition, the maximum QDI tax rate is increasing in 2013 from 15% to 20% for certain high-income individuals.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2012 (Unaudited)

Fund Statistics

Net Asset Value	$20.19

Market Price	$20.24

Premium	0.25%

Yield on Market Price	8.27%

Common Stock Shares Outstanding	9,875,198

Moody’s Ratings	% of Net Assets†

A	1.4%

BBB	60.4%

BB	29.8%

Below “BB”	3.8%

Not Rated*	3.0%

Below Investment Grade**	22.8%

*	Does not include net other assets and liabilities of 1.6%
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.3%

MetLife	4.1%

Banco Santander, S.A.	4.0%

Goldman Sachs Group	3.9%

HSBC PLC	3.6%

Barclays Bank PLC	3.1%

Unum Group	2.8%

Georgia Power	2.7%

Enbridge Energy Partners	2.7%

XL Group PLC	2.5%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	39%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	23%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for the tax characterization of 2012 distributions.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2012

Shares/$ Par		Value

Preferred Securities — 85.4%
	Banking — 31.6%
	Astoria Financial:
$4,850,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$5,044,849	(1)(2)
	Banco Bilbao Vizcaya Argentaria, S.A.:
$2,050,000	BBVA International Preferred, 5.919%	1,558,000	**(1)(2)(3)
	Banco Santander, S.A.:
439,755	Banco Santander, 10.50% Pfd., Series 10	12,093,263	**(1)(3)
	Bank of America:
108,000	Bank of America Corporation, 8.625% Pfd.	2,760,750	*
25,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	628,908
	Barclays Bank PLC:
$3,600,000	Barclays Bank PLC, 6.278%	3,311,402	**(1)(3)
81,750	Barclays Bank PLC, 7.10% Pfd.	2,050,290	**(3)
8,800	Barclays Bank PLC, 7.75% Pfd., Series 4	221,760	**(3)
150,000	Barclays Bank PLC, 8.125% Pfd., Series 5	3,835,500	**(1)(3)
	BB&T Corp:
20,500	BB&T Corporation, 5.625% Pfd., Series E	521,725	*(1)
	BNP Paribas:
$3,775,000	BNP Paribas, 7.195%, 144A****	3,770,281	**(1)(2)(3)
	Capital One Financial:
$5,000	Capital One Capital III, 7.686% 08/15/36	5,043	(1)(2)
$500,000	Capital One Capital V, 10.25% 08/15/39	505,000	(1)
$393,000	Capital One Capital VI, 8.875% 05/15/40	397,127	(1)(2)
	Citigroup:
20,000	Citigroup Capital VII, 7.125% Pfd. 07/31/31	506,876
83,300	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	2,337,606	(1)
	CoBank ACB:
25,000	CoBank ACB, 6.25% Pfd., 144A****	2,553,125	*
	Colonial BancGroup:
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(4)(5)††
	FBOP Corp:
7,000	FBOP Corporation, Adj. Rate Pfd., 144A****	3,500	*(4)(5)††
	Fifth Third Bancorp:
$2,150,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	2,163,438	(1)(2)
	First Horizon:
875	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	632,188	*
3	FT Real Estate Securities Company, 9.50% Pfd., 144A****	3,301,875
	First Niagara Financial Group:
140,750	First Niagara Financial Group, Inc., 8.625% Pfd.	4,174,124	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2012

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	Goldman Sachs Group:
$4,451,000	Goldman Sachs, Capital I, 6.345% 02/15/34	$4,598,065	(1)(2)
	HSBC PLC:
$2,000,000	HSBC Capital Funding LP, 10.176%, 144A****	2,740,000	(1)(3)
172,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	4,771,710	**(1)(3)
$200,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	203,750
$275,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	277,883	(1)
19,109	HSBC USA, Inc., 6.50% Pfd., Series H	486,683	*(1)
	ING Groep NV:
50,000	ING Groep NV, 7.05% Pfd.	1,252,075	**(3)
31,425	ING Groep NV, 7.20% Pfd.	788,846	**(3)
30,000	ING Groep NV, 7.375% Pfd.	758,400	**(3)
9,078	ING Groep NV, 8.50% Pfd.	233,849	**(3)
	JPMorgan Chase:
13,800	JPMorgan Chase & Company, 5.50% Pfd.	344,310	*
$5,880,000	JPMorgan Chase & Company, 7.90%, Series 1	6,666,385	*(1)
	KeyCorp:
1,250	KeyCorp, 7.75% Pfd., Series A	155,313	*
	Lloyds Banking Group PLC:
$1,000,000	Lloyds Banking Group PLC, 6.657%, 144A****	847,500	**(3)
	Morgan Stanley:
11,250	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	283,008
7,500	Morgan Stanley Capital Trust VII, 6.60% Pfd.	188,250
	PNC Financial Services:
17,600	PNC Financial Services, 6.125% Pfd., Series P	484,378	*
39,995	PNC Financial Services, 9.875% Pfd., Series L	1,024,732	*(1)
$1,000,000	PNC Preferred Funding Trust III, 8.70%, 144A****	1,012,456	(1)(2)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,614,070
	Wells Fargo:
$600,000	First Union Capital II, 7.95% 11/15/29	713,713	(1)
3,015	Wells Fargo & Company, 7.50% Pfd., Series L	3,728,048	*(1)
80,000	Wells Fargo & Company, 8.00% Pfd., Series J	2,377,720	*
	Zions Bancorporation:
125,000	Zions Bancorporation, 7.90% Pfd., Series F	3,588,750	*
45,000	Zions Bancorporation, 9.50% Pfd., Series C	1,172,245	*

		94,703,769

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2012

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 2.4%
	Ameriprise Financial:
$250,000	Ameriprise Financial, Inc., 7.518% 06/01/66	$276,875
	Credit Suisse Group:
$2,180,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B, 144A****	2,340,775	(3)
	Gulf Stream-Compass CLO:
$3,000,000	Gulf Stream-Compass CLO 2005 Composite Notes, 144A****	2,151,930	(4)(5)
	HSBC PLC:
94,897	HSBC Finance Corporation, 6.36% Pfd., Series B	2,369,464	*

		7,139,044

	Insurance — 23.7%
	Ace Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,212,625	(1)(2)(3)
	Aon Corporation:
$1,875,000	AON Corp, 8.205% 01/01/27	2,382,786
	Arch Capital Group:
26,512	Arch Capital Group, Ltd., 6.75% Pfd., Series C	703,403	**(1)(3)
	AXA SA:
$1,316,000	AXA SA, 6.379%, 144A****	1,246,910	**(1)(2)(3)
	Axis Capital:
271,100	Axis Capital Holdings, 6.875% Pfd., Series C	7,374,327	**(1)(2)(3)
	Delphi Financial:
160,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	4,000,000	(1)(2)
	Endurance Specialty Holdings:
20,000	Endurance Specialty Holdings, 7.50% Pfd.	532,500	**(3)
	Everest Re Group:
$6,314,000	Everest Re Holdings, 6.60% 05/15/37	6,437,123	(1)(2)
	Liberty Mutual Group:
$8,300,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	12,408,500	(1)
	Lincoln National Corp:
$260,000	Lincoln National Corporation, 7.00% 05/17/66	263,900
	MetLife:
$888,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,092,240	(1)
$5,335,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	7,388,975
$2,555,000	MetLife, Inc., 10.75% 08/01/39	3,925,119	(1)(2)
	PartnerRe Ltd.:
31,000	PartnerRe Ltd., 7.250% Pfd., Series E	831,730	**(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2012

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	Principal Financial:
10,500	Principal Financial Group, 5.563% Pfd., Series A	$1,035,235	*
75,000	Principal Financial Group, 6.518% Pfd., Series B	2,008,598	*(1)
	Prudential Financial:
$1,500,000	Prudential Financial Inc., 5.625% 06/15/43	1,511,250	(1)
	QBE Capital Funding(1):
$1,400,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	1,445,189	(1)(3)
	Renaissancere Holdings:
15,000	Renaissancere Holdings Ltd, 6.60% Pfd.	377,100	**(3)
	StanCorp Financial Group:
$2,365,000	StanCorp Financial Group, 6.90% 06/01/67	2,353,175	(1)
	The Travelers Companies:
$3,184,800	USF&G Capital, 8.312% 07/01/46, 144A****	4,068,990	(1)(2)
	XL Group PLC:
$8,250,000	XL Capital Ltd., 6.50%, Series E	7,515,750	(1)(3)

		71,115,425

	Utilities — 19.7%
	Alabama Power:
6,050	Alabama Power Company, 6.45% Pfd.	174,694	*(1)
	Baltimore Gas & Electric:
33,700	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	3,441,613	*(1)
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,349,600	(1)(2)
	Constellation Energy:
20,170	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	532,488	(1)
	Dominion Resources:
$2,500,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	2,527,318	(1)(2)
$3,500,000	Dominion Resources, Inc., 7.50% 06/30/66	3,888,066	(1)(2)
	Entergy Arkansas:
83,000	Entergy Arkansas, Inc., 6.45% Pfd.	2,100,938	*(1)
	Entergy Louisiana:
59,850	Entergy Louisiana, Inc., 6.95% Pfd.	5,999,963	*(1)
	Georgia Power:
70,791	Georgia Power Company, 6.50% Pfd., Series 2007A	8,034,779	*(1)
	Indianapolis Power & Light:
17,800	Indianapolis Power & Light Company, 5.65% Pfd.	1,787,788	*(1)
	Interstate Power & Light:
94,721	Interstate Power & Light Company, 8.375% Pfd., Series B	2,459,791	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2012

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
	Nextera Energy:
$4,197,000	FPL Group Capital, Inc., 6.65% 06/15/67	$4,518,293	(1)(2)
$1,975,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	2,194,563	(1)(2)
	PECO Energy:
$3,600,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	3,610,786	(1)(2)
	PPL Corp:
$3,700,000	PPL Capital Funding, 6.70% 03/30/67, Series A	3,917,153	(1)
	Puget Energy:
$5,175,000	Puget Sound Energy, Inc., 6.974% 06/01/67	5,491,353	(1)(2)
	Southern California Edison:
46,460	Southern California Edison, 6.50% Pfd., Series D	4,898,626	*(1)

		58,927,812

	Energy — 4.8%
	Enbridge Energy Partners:
$7,050,000	Enbridge Energy Partners LP, 8.05% 10/01/37	7,974,558	(1)(2)
	Enterprise Products Partners:
$5,550,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	6,290,381	(1)(2)

		14,264,939

	Real Estate Investment Trust (REIT) — 1.0%
	CommonWealth REIT:
7,500	CommonWealth REIT, 7.25% Pfd.	186,544
	Duke Realty Corp:
35,000	Duke Realty Corp, 6.60% Pfd.	880,688
	Kimco Realty Corp:
70,000	Kimco Realty Corporation., 5.625% Pfd.	1,723,750
	PS Business Parks:
10,000	PS Business Parks, Inc., 6.875% Pfd., Series R	270,800

		3,061,782

	Miscellaneous Industries — 2.2%
	Ocean Spray Cranberries:
37,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	3,412,750	*
	Stanley Black & Decker:
25,012	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	660,474	(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2012

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — (Continued)
	Textron, Inc.:
$2,850,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	$2,508,416

		6,581,640

	Total Preferred Securities (Cost $248,188,444)	255,794,411

Corporate Debt Securities — 12.9%
	Banking — 5.7%
	First Niagara Financial Group:
$300,000	First Niagara Financial Group, Inc., 7.25% 12/15/21, Sub Notes	358,655
	Goldman Sachs Group:
$6,338,900	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	7,075,854	(1)(2)
	Morgan Stanley:
$4,335,000	Morgan Stanley, 6.375% 07/24/42	5,096,568	(1)
	Regions Financial:
$3,741,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	4,082,366
	Texas Capital Bank:
20,600	Texas Capital Bancshares Inc., 6.50% 9/21/42	521,644

		17,135,087

	Financial Services — 0.5%
	Affiliated Managers Group:
27,895	Affiliated Managers Group, Inc., 6.375% 08/15/42	714,433
	Lehman Brothers:
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	527,896	(4)(5)††
	Raymond James Financial:
3,264	Raymond James Financial, 6.90% 03/15/42	90,372

		1,332,701

	Insurance — 4.0%
	Liberty Mutual Group:
$3,400,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,572,720	(1)(2)
	Unum Group:
$7,000,000	UnumProvident Corporation, 7.25% 03/15/28	8,395,954

		11,968,674

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2012

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Utilities — 0.7%
	Energy Transfer Equity:
$1,600,000	Southern Union Company, 8.25% 11/15/29	$2,046,675	(1)(2)

		2,046,675

	Energy — 1.0%
	Nexen, Inc.:
120,475	Nexen, Inc., 7.35% 11/01/43	3,079,642	(3)

		3,079,642

	Miscellaneous Industries — 1.0%
	Pulte Group Inc.:
25,844	Pulte Homes, Inc., 7.375% 06/01/46	648,232
$2,160,000	Pulte Homes, Inc., 7.875% 06/15/32	2,322,000	(1)(2)

		2,970,232

	Total Corporate Debt Securities (Cost $34,551,151)	38,533,011

Common Stock — 0.3%
	Banking — 0.2%
	CIT Group:
13,500	CIT Group, Inc.	500,175	*†

		500,175

	Utilities — 0.1%
	Exelon Corp:
11,750	Exelon Corporation	355,085	*

		355,085

	Total Common Stock (Cost $3,031,124)	855,260

Total Investments (Cost $285,770,719***)	98.6%		295,182,682

Other Assets And Liabilities (Net)	1.4%		4,271,062

Total Managed Assets	100.0%	‡	$299,453,744

Loan Principal Balance			(100,100,000)

Total Net Assets Available To Common Stock			$199,353,744

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2012

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2012, these securities amounted to $61,136,919 or 20.4% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $178,334,295 at November 30, 2012.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $86,519,975 at November 30, 2012.
(3)	Foreign Issuer.
(4)	Illiquid
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of November 30, 2012.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
CLO	—	Collaterized Loan Obligation
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2012

ASSETS:
Investments, at value (Cost $285,770,719)		$295,182,682
Cash		1,173,276
Receivable for investments sold		9,988,903
Dividends and interest receivable		4,041,814
Prepaid expenses		42,787

Total Assets		310,429,462

LIABILITIES:
Loan Payable	$100,100,000
Payable for investments purchased	10,610,387
Dividends payable to Common Stock Shareholders	76,152
Investment advisory fees payable	135,031
Administration, Transfer Agent and Custodian fees payable	34,109
Servicing agent fees payable	12,201
Professional fees payable	69,137
Directors’ fees payable	834
Accrued expenses and other payables	37,867

Total Liabilities		111,075,718

NET ASSETS AVAILABLE TO COMMON STOCK		$199,353,744

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$777,596
Accumulated net realized loss on investments sold		(43,153,890)
Unrealized appreciation of investments		9,411,963
Par value of Common Stock		98,752
Paid-in capital in excess of par value of Common Stock		232,219,323

Total Net Assets Available to Common Stock		$199,353,744

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (9,875,198 shares outstanding)		$20.19

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2012

INVESTMENT INCOME:
Dividends†		$8,514,738
Interest		11,872,240
Rehypothecation Income		44,962

Total Investment Income		20,431,940

EXPENSES:
Investment advisory fees	$1,545,697
Servicing agent fees	129,088
Administrator’s fees	237,346
Professional fees	96,270
Insurance expenses	105,435
Transfer Agent fees	60,597
Directors’ fees	70,396
Custodian fees	29,389
Compliance fees	37,908
Interest expenses	1,155,055
Other	158,595

Total Expenses		3,625,776

NET INVESTMENT INCOME		16,806,164

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the year		1,486,256
Change in net unrealized appreciation/depreciation of investments		29,560,821

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		31,047,077

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$47,853,241

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2012	Year Ended November 30, 2011
OPERATIONS:
Net investment income	$16,806,164	$16,553,166
Net realized gain/(loss) on investments sold during the year	1,486,256	9,773,993
Change in net unrealized appreciation/depreciation of investments	29,560,821	(13,894,743)

Net increase in net assets resulting from operations	47,853,241	12,432,416

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(17,038,837)	(16,473,273)

Total Distributions to Common Stock Shareholders	(17,038,837)	(16,473,273)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	811,373	500,665

Net increase in net assets available to Common Stock resulting from Fund share transactions	811,373	500,665

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE YEAR	$31,625,777	$(3,540,192)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$167,727,967	$171,268,159
Net increase/(decrease) in net assets during the year	31,625,777	(3,540,192)

End of year (including undistributed net investment income of $777,596 and $858,565, respectively)	$199,353,744	$167,727,967

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2012

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$47,853,241

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY IN OPERATING ACTIVITIES:
Purchase of investment securities	(124,863,971)
Proceeds from disposition of investment securities	116,485,972
Sale of short-term investment securities, net	491,623
Cash received from litigation claim	57,401
Cash received from bankruptcy settlement	385,728
Increase in receivable for investments sold	(8,871,676)
Decrease in dividends and interest receivable	150,619
Net amortization/(accretion) of premium/(discount)	(24,550)
Increase in payable for investments purchased	8,261,901
Increase in payables to related parties	15,780
Decrease in accrued expenses and other liabilities	(15,756)
Change in net unrealized appreciation/depreciation on securities	(29,560,821)
Net realized gain from investments sold	(1,486,256)

Net cash provided in operating activities	8,879,235

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	8,500,000
Dividends paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(16,205,959)

Net cash used in financing activities	(7,705,959)

Net increase/(decrease) in cash	1,173,276

CASH:
Beginning of the year	$—

End of the year	$1,173,276

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$1,154,866
Reinvestments of dividends	811,373
Increase of dividends payable to common stock shareholders	21,505

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each year.

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$17.06	$17.47	$14.38	$9.00	$19.71

INVESTMENT OPERATIONS:
Net investment income	1.71	1.69	1.60	1.43	1.91
Net realized and unrealized gain/(loss) on investments	3.15	(0.42)	2.97	5.33	(10.62)
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income	—	—	—	(0.06)	(0.44)

Total from investment operations	4.86	1.27	4.57	6.70	(9.15)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income.	(1.73)	(1.68)	(1.48)	(1.32)	(1.53)
From return of capital	—	—	—	—	(0.03)

Total distributions to Common Stock Shareholders	(1.73)	(1.68)	(1.48)	(1.32)	(1.56)

Net asset value, end of year	$20.19	$17.06	$17.47	$14.38	$9.00

Market value, end of year	$20.24	$18.10	$17.84	$13.10	$7.28
Total investment return based on net asset value**	29.59%	7.26%	33.05%	83.69%	(48.17%)
Total investment return based on market value**	22.44%	11.44%	49.14%	106.87%	(51.39%)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$199,354	$167,728	$171,268	$140,589	$88,002
Operating expenses including interest expense(1)	1.99%	1.98%	2.08%	2.92%	2.67%
Operating expenses excluding interest expense	1.36%	1.36%	1.36%	1.70%	1.91%
Net investment income†	9.24%	9.45%	9.85%	13.34%	—
Net investment income, including payments to AMPS Shareholders†	—	—	—	12.76%	9.37%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	42%	23%	33%	37%	46%
Total managed assets, end of year (in 000’s)	$299,454	$259,328	$252,568	$209,489	$157,002
Ratio of operating expenses including interest expense(1)(2) to total managed assets	1.32%	1.31%	1.39%	1.83%	1.54%
Ratio of operating expenses excluding interest expense(2) to total managed assets	0.90%	0.90%	0.91%	1.07%	1.10%

*	Auction Market Preferred Stock.
**	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes AMPS and loan principal balance.
(1)	See Note 8.
(2)	Does not include distributions to AMPS Shareholders.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2011 – Special	$0.0550	$17.34	$18.70	$17.77
December 30, 2011	0.1395	17.34	18.70	17.77
January 31, 2012	0.1395	18.03	19.20	18.24
February 29, 2012	0.1395	18.45	19.43	18.46
March 30, 2012.	0.1395	18.47	19.01	18.47
April 30, 2012	0.1395	18.60	19.00	18.60
May 31, 2012	0.1395	18.51	19.03	18.51
June 29, 2012	0.1395	18.68	19.43	18.68
July 31, 2012	0.1395	19.22	20.51	19.48
August 31, 2012	0.1395	19.48	21.27	20.21
September 28, 2012	0.1395	19.84	20.78	19.84
October 31, 2012	0.1395	20.26	20.59	20.26
November 30, 2012	0.1395	20.19	20.24	20.19

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Senior Securities

Date	Total AMPS* Shares Outstanding (1)	Asset Coverage Per AMPS Share (2)	Involuntary Liquidation Preference Per AMPS Share (3)	Total Debt Outstanding End of Period (000s) (4)	Asset Coverage Per $1,000 of Debt (5)

11/30/12	—	N/A	N/A	$100,100	$2,992

11/30/11	—	N/A	N/A	91,600	2,831

11/30/10	—	N/A	N/A	81,300	3,107

11/30/09	—	N/A	N/A	68,900	3,040

11/30/08	1,580	$80,704	$25,000	N/A	N/A

(1)	See note 7.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the AMPS) from the Fund’s total assets and dividing that amount by the number of AMPS shares outstanding.
(3)	Excludes accumulated undeclared dividends.
(4)	See note 8.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.
*	Auction Market Preferred Stock.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“US GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of November 30, 2012 is as follows:

	Total Value at November 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$94,703,769	$69,721,958	$24,963,311	$18,500
Financial Services	7,139,044	2,369,464	2,617,650	2,151,930
Insurance	71,115,425	45,933,392	25,182,033	—
Utilities	58,927,812	17,510,354	41,417,458	—
Energy	14,264,939	14,264,939	—	—
Real Estate Investment Trust (REIT)	3,061,782	3,061,782	—	—
Miscellaneous Industries	6,581,640	660,474	5,921,166	—
Corporate Debt Securities	38,533,011	17,226,745	20,778,370	527,896
Common Stock
Banking	500,175	500,175	—	—
Utilities	355,085	355,085	—	—

Total Investments	$295,182,682	$171,604,368	$120,879,988	$2,698,326

During the reporting period, there were no transfers into Level 1 from Level 2. During the reporting period, securities with an aggregate market value of $6,046,675 were transferred into Level 2 from Level 1. The securities were transferred because of a reduction in the amount of observable market data, resulting

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from: a decrease in market activity for the securities, reduced availability of quoted prices for the securities, or de-listing of securities from a national securities exchange that resulted in a material decrease in activity.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking	Financial Services	Corporate Debt Securities
Balance as of 11/30/11	$3,354,693	$303,500	$2,151,360	$899,833
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	(656,367)	(285,000)	570	(371,937)
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Balance as of 11/30/12	$2,698,326	$18,500	$2,151,930	$527,896

For the year ended November 30, 2012, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(656,367). Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

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The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 11/30/12	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)
	3,500	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.05%)

Financial Services	2,151,930	Trust Liquidation Value	Discount	20% - 30% (20%)

Corporate Debt Securities	527,896	Bankruptcy recovery	Credit/Structure-specific recovery	10% - 20% (11%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Investments in the category “Preferred Securities—Financial Services” are subordinated interests in trusts whose assets consist mostly of secured 1st or 2nd lien senior bank loans with floating-rate (adjustable) coupons. The Fund’s investments are subordinated claims on the income and net assets of each trust, respectively. The principal amounts of trust assets and liabilities are reported by the trustee on a monthly basis. Management utilizes third-party bank loan index data, market spread data, and broker bid indications to assess the market value of the investments in the trust relative to the aggregate principal amount as reported and the potential market value of the subordinated interests. The significant unobservable input used in the fair value technique is a discount to principal value determined by the Adviser based on its experience trading in markets for these and similar assets. Significant increases or decreases in this input would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

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NOTES TO FINANCIAL STATEMENTS (Continued)

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Fund’s investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2012, 2011, 2010 and 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the

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NOTES TO FINANCIAL STATEMENTS (Continued)

attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 were as follows:

	Distributions paid in fiscal year 2012		Distributions paid in fiscal year 2011
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	$17,038,837	$0	$16,473,273	$0

As of November 30, 2012, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(38,254,209)	$1,096,034	$0	$4,493,451

The composition of the Fund’s accumulated realized capital losses are indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below.

2016	2017	No Expiration Short Term*	No Expiration Long Term*	Total

$19,081,765	$19,172,444	$0	$0	$38,254,209

*	Under the Regulated Investment Company Modernization Act of 2010 (“Modernization Act”), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

During the year ended November 30, 2012, the Fund utilized $6,160,912 of capital losses expiring in 2016.

Reclassification of accounts: During the year ended November 30, 2012, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2012. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments

$(112,545)	$151,704	$(39,159)

Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of

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NOTES TO FINANCIAL STATEMENTS (Continued)

the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $3,143 of federal excise taxes attributed to calendar year 2012. The Fund paid $25,576 of federal excise taxes attributable to calendar year 2011 in March 2012.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the fiscal years ended November 30, 2012 and November 30, 2011.

Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund’s average weekly total managed assets, 0.50% of the next $300 million of the Fund’s average weekly total managed assets, and 0.45% of the Fund’s average weekly total managed assets above $500 million.

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NOTES TO FINANCIAL STATEMENTS (Continued)

For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund’s average weekly total managed assets, 0.10% of the next $300 million of the Fund’s average weekly total managed assets and 0.15% of the Fund’s average weekly total managed assets above $500 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund’s average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund’s average weekly net assets attributable to Common Stock, and 0.0025% of the Fund’s average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purposes of calculating such fee, the Fund’s average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities. For this calculation, the Fund’s liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit

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NOTES TO FINANCIAL STATEMENTS (Continued)

Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the year ended November 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $124,863,971 and $116,485,972, respectively.

At November 30, 2012, the aggregate cost of securities for federal income tax purposes was $290,689,231, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $28,387,854 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $23,894,403.

6.	Common Stock

At November 30, 2012, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Year Ended 11/30/12		Year Ended 11/30/11
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	43,141	$811,373	27,939	$500,665

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2012, the committed amount, and amount borrowed, under the Financing Agreement was $100.1 million.

Effective August 23, 2011, the lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. From January 1, 2011 to August 22, 2011, the lender charged an annualized rate of 0.80% on the undrawn balance and three-month LIBOR (reset quarterly) plus 0.95% on the drawn balance. Prior to January 1,

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

2011, the lender charged an annualized rate of 1.00% on the undrawn balance and three-month LIBOR (reset quarterly) plus 1.10% on the drawn balance. For the year ended November 30, 2012, the daily weighted average annualized interest rate on the drawn balance was 1.21% and the average daily loan balance was $93,693,169. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. The Fund receives a fee from the lender in connection with any Rehypothecated Securities. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments listing and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 50% of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers, and real estate investment trusts (REIT) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be considered debt securities to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Flaherty & Crumrine/Claymore Total Return Fund Incorporated, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine/Claymore Total Return Fund Incorporated as of November 30, 2012, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 23, 2013

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2012, there were no brokerage commissions incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Additional Compensation Agreement

The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain the visibility of the Fund.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on July 25, 2012. This filing as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s transfer agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.fcclaymore.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2012. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Portfolio Management Team

In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2013 with information about the tax character of distributions they received in calendar year 2012.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2012	41.42%	58.58%	15.94%	84.06%
Calendar Year 2012	41.49%	58.51%	16.04%	83.96%

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Companies Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104 Age: 63	Director	Class I Director since August 2003	President of Delta Dividend Group, Inc. (investments)	4	Metromedia International Group, Inc. and Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director and Nominating and Governance Committee Chairman	Class II Director since August 2003	Owner and operator of various entities engaged in agriculture and real estate	4	CoBiz Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 51	Director	Class II Director since July 2005	Board Member, IKAR, a non-profit organization; Active Member, Committee Member and Volunteer to several non-profit organizations.	4	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 1000 SW Vista Ave, Apt 314 Portland, OR 97205 Age: 75	Director and Audit Committee Chairman	Class III Director since August 2003	Financial Consultant; Trustee, University of Oregon Foundation; Trustee, San Francisco Theological Seminary	4	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director, Chairman of the Board and Chief Executive Officer	Class III Director since August 2003	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	4	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund; Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS:

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	President	Since August 2003	President and Director of Flaherty & Crumrine Incorporated

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 37	Chief Financial Officer, Vice President and Treasurer	Since July 2004	Vice President and Director of Flaherty & Crumrine Incorporated

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 40	Chief Compliance Officer, Vice President and Secretary	Since July 2005	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January 2011

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 53	Vice President and Assistant Treasurer	Since August 2003	Vice President and Director of Flaherty & Crumrine Incorporated

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 49	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since July 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 56	Assistant Treasurer	Since August 2010	Administrator of Flaherty & Crumrine Incorporated

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Guggenheim Funds Distributors, LLC 1-866-233-4001

Questions concerning your shares of Flaherty & Crumrine/Claymore Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Investment Servicing

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine/Claymore Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual

Report

November 30, 2012

www.fcclaymore.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,500 for 2012 and $47,500 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,650 for 2012 and $8,270 for 2011.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)

The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2011.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”

Flaherty & Crumrine Preferred Income Fund

Flaherty & Crumrine Preferred Income Opportunity Fund

Flaherty & Crumrine/Claymore Preferred Securities Income Fund

Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund

As sub-adviser to the “Mutual Fund”	Destra Preferred and Income Securities Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Codes of Ethics” and “Item 7 - Proxy Voting Policies.

(a)(1) Portfolio Managers

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2012:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. Donald F. Crumrine	Other Registered Investment Companies:	4	1,688	0
	Other Pooled Investment Vehicles:	1	184	0
	Other Accounts:	12	2,818	0

2. Robert M. Ettinger	Other Registered Investment Companies:	4	1,688	0
	Other Pooled Investment Vehicles:	1	184	0
	Other Accounts:	12	2,818	0

3. R. Eric Chadwick	Other Registered Investment Companies:	4	1,688	0
	Other Pooled Investment Vehicles:	1	184	0
	Other Accounts:	12	2,818	0

4. Bradford S. Stone	Other Registered Investment Companies:	4	1,688	0
	Other Pooled Investment Vehicles:	1	184	0
	Other Accounts:	12	2,818	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

•

Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•

Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2012:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$100,001 - $500,000
Donald F. Crumrine	$100,001 - $500,000
Robert M. Ettinger	$500,001 - $1,000,000
Bradford S. Stone	$50,001 - $100,000

*Includes 4,198 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager has beneficial ownership.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         Flaherty & Crumrine/Claymore Total Return Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date 01/28/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date 01/28/13

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President (principal financial officer)

Date 01/29/13

* Print the name and title of each signing officer under his or her signature.